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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 16, 2007

                           THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)

              Ohio                       1-5111                34-0538550
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

                 One Strawberry Lane
                    Orrville, Ohio                            44667-0280
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (330) 682-3000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On April 16, 2007, the Executive Compensation Committee of the Board of Directors of The J. M. Smucker Company approved the forms of the award agreement for restricted stock and deferred stock units to be issued pursuant to The J. M. Smucker Company 2006 Equity Compensation Plan which was approved by shareholders on August 17, 2006.

         Executive officers and other key managers of the Company may receive grants of restricted stock or deferred stock units upon achieving performance targets that have been established for the performance period.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

               Exhibit       Exhibit
               Number        Description
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                10.1         Form of Restricted Stock Agreement
                10.2         Form of Deferred Stock Units Agreement

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE J. M. SMUCKER COMPANY


                                             By: /s/ M. Ann Harlan
                                                 -------------------------------
                                                 M. Ann Harlan
                                                 Vice President,
                                                 General Counsel, and Secretary

Date: April 20, 2007

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                                  EXHIBIT INDEX
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Exhibit       Exhibit
Number        Description
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 10.1         Form of Restricted Stock Agreement
 10.2         Form of Deferred Stock Units Agreement